Quarterly Financial Information
The following quarterly financial information is being furnished in this exhibit to provide investors with eight quarters of historical data.

Non-GAAP Financial Measures
Financial statements included in this press release have been prepared in accordance with GAAP. Vertiv has included certain non-GAAP financial measures in this press release, as further described below, that may not be directly comparable to other similarly titled measures used by other companies and therefore may not be comparable among companies. For purposes of Regulation G and Section 10(e) of Regulation S-K, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statement of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Vertiv has provided reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Reconciliation of GAAP and non-GAAP Financial Measures
To supplement our consolidated financial statements that have been prepared in accordance with GAAP, we have included certain non-GAAP financial measures in this press release, as further defined below. Management believes these non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. Further, management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company's performance. Disclosing these non-GAAP financial measures allows investors and management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.

Vertiv’s non-GAAP financial measures include:

•EBITDA, which represents earnings (loss) from continuing operations before interest expense, income tax expense (benefit), and depreciation and amortization; and
•Adjusted EBITDA, which represents EBITDA, adjusted to exclude certain unusual or non-recurring items, certain non-cash items and other items that are not indicative of ongoing operations; and
•Organic sales, which represents net sales excluding the impact of foreign exchange rate fluctuations and purchase accounting.

Vertiv Holdings, LLC
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) (Unaudited)

2019 Quarterly Data

(In millions)	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Net sales
Net sales - products	$813.3	$865.3	$799.4	$878.1	$3,356.1
Net sales - services	241.5	268.8	271.3	293.4	1,075.1
Net sales	1,054.8	1,134.1	1,070.7	1,171.5	4,431.2
Cost of sales
Cost of sales - products	566.2	613.6	561.4	607.9	2,349.2
Cost of sales - services	141.4	153.3	158.0	176.4	629.0
Cost of sales	707.6	766.9	719.4	784.3	2,978.2
Selling, general and administrative expenses	286.4	263.3	259.3	291.8	1,100.8
Other deductions, net	38.8	28.1	31.6	47.5	146.1
Interest expense, net	77.8	78.7	77.7	76.2	310.4
Loss from operations before income taxes	(55.8)	(2.9)	(17.3)	(28.3)	(104.3)
Income tax expense (benefit)	18.5	16.0	(3.6)	5.6	36.5
Net Loss	$(74.3)	$(18.9)	$(13.7)	$(33.9)	$(140.8)

Vertiv Holdings, LLC
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) (Unaudited)

2018 Quarterly Data

(In millions)	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Net sales
Net sales - products	$711.7	$808.8	$796.8	$913.0	$3,230.3
Net sales - services	239.0	277.2	280.5	258.6	1,055.3
Net sales	950.7	1,086.0	1,077.3	1,171.6	4,285.6
Cost of sales
Cost of sales - products	490.9	558.2	560.1	665.3	2,274.5
Cost of sales - services	136.4	158.6	159.2	136.5	590.7
Cost of sales	627.3	716.8	719.3	801.8	2,865.2
Selling, general and administrative expenses	305.9	320.7	293.8	303.4	1,223.8
Other deductions, net	56.4	40.5	69.2	12.6	178.8
Interest expense, net	68.3	71.3	73.9	75.3	288.8
Loss from continuing operations before income taxes	(107.2)	(63.3)	(78.9)	(21.5)	(271.0)
Income tax expense (benefit)	(45.2)	158.6	(81.1)	17.7	49.9
(Loss) gain from continuing operations	(62.0)	(221.9)	2.2	(39.2)	(320.9)
Earnings (loss) from discontinued operations - net of income taxes	—	7.4	—	(0.5)	6.9
Net Loss	$(62.0)	$(214.5)	$2.2	$(39.7)	$(314.0)

Vertiv Holdings, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

2018 and 2019 Quarterly Data

(in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
ASSETS
Current assets
Cash and cash equivalents	$216.5	$110.0	$99.4	$215.1	$112.6	$110.1	$149.3	$223.5
Accounts receivable, less allowances	1,133.2	1,172.7	1,208.0	1,251.8	1,195.4	1,263.4	1,208.0	1,212.2
Inventories	455.8	465.4	491.3	486.5	489.6	451.9	443.2	401.0
Other current assets	115.6	99.5	110.2	141.9	164.4	167.2	162.8	180.7
Assets held for sale	—	—	18.3	—	—	—	—	—
Total current assets	1,921.1	1,847.6	1,927.2	2,095.3	1,962.0	1,992.6	1,963.3	2,017.4
Property, plant and equipment, net	486.7	477.2	440.2	441.7	436.7	430.1	415.2	428.2
Other assets
Goodwill	638.0	633.7	629.1	634.0	632.0	632.7	618.0	605.8
Other intangible assets, net	1,693.4	1,619.8	1,592.4	1,564.2	1,539.8	1,504.3	1,457.6	1,441.6
Deferred income taxes	26.4	24.6	21.5	10.4	3.4	4.5	4.2	9.0
Other	61.4	58.7	50.8	48.8	153.2	163.2	152.9	155.4
Total other assets	2,419.2	2,336.8	2,293.8	2,257.4	2,328.4	2,304.7	2,232.7	2,211.8
Total assets	$4,827.0	$4,661.6	$4,661.2	$4,794.4	$4,727.1	$4,727.4	$4,611.2	$4,657.4
LIABILITIES AND EQUITY
Current liabilities
Short-term borrowings	$115.0	$95.0	$—	$—	$—	$—	$—	$—
Accounts payable	639.9	701.0	733.2	778.2	713.6	669.4	613.4	636.8
Accrued expenses and other liabilities	744.2	708.9	737.4	804.3	859.5	851.9	832.4	867.7
Income taxes	18.4	16.2	22.8	23.9	29.6	37.0	25.5	15.2
Total current liabilities	1,517.5	1,521.1	1,493.4	1,606.4	1,602.7	1,558.3	1,471.3	1,519.7
Long-term debt, net	3,165.3	3,171.2	3,324.2	3,427.8	3,374.5	3,445.8	3,479.5	3,467.3
Deferred income taxes	177.9	303.5	193.6	160.0	146.2	139.7	138.8	124.7
Other long-term liabilities	127.8	118.8	132.9	140.5	211.6	221.8	217.8	250.5
Total liabilities	4,988.5	5,114.6	5,144.1	5,334.7	5,335.0	5,365.6	5,307.4	5,362.2
Equity
Class A Units, 850,000 issued and outstanding	—	—	—	—	—	—	—	—
Class B Units, 150,000 issued and outstanding	—	—	—	—	—	—	—	—
Additional paid-in capital	277.7	277.7	277.7	277.7	277.7	277.7	277.7	277.7
Accumulated deficit	(608.0)	(822.4)	(820.1)	(859.8)	(934.1)	(953.0)	(966.7)	(1,000.6)
Accumulated other comprehensive income (loss)	168.8	91.7	59.5	41.8	48.5	37.1	(7.2)	18.1
Total equity	(161.5)	(453.0)	(482.9)	(540.3)	(607.9)	(638.2)	(696.2)	(704.8)
Total liabilities and equity	$4,827.0	$4,661.6	$4,661.2	$4,794.4	$4,727.1	$4,727.4	$4,611.2	$4,657.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited)

2019 Quarterly Data

(In Millions)	Three months ended March 31, 2019	Three months ended June 30, 2019	Six months ended June 30, 2019	Three months ended September 30, 2019	Nine months ended September, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Cash flows from operating activities:
Net loss	$(74.3)	$(19.0)	$(93.3)	$(13.6)	$(106.9)	$(33.9)	$(140.8)
Adjustments to reconcile net (loss) earnings to net cash provided by (used by) operating activities:
Depreciation	14.2	14.2	28.4	14.3	42.7	14.4	57.1
Amortization	35.4	36.8	72.2	37.0	109.2	36.6	145.8
Deferred income taxes	(3.5)	(6.9)	(10.4)	2.1	(8.3)	(5.5)	(13.8)
Amortization of debt discount and issuance costs	7.5	7.2	14.7	6.5	21.2	6.7	27.9
Changes in operating working capital	(11.9)	(78.0)	(89.9)	(14.3)	(104.2)	67.8	(36.4)
Other	(1.1)	(2.2)	(3.3)	(8.5)	(11.8)	29.5	17.7
Net cash provided by (used for) operating activities	(33.7)	(47.9)	(81.6)	23.5	(58.1)	115.6	57.5
Cash flows from investing activities:
Capital expenditures	(10.7)	(12.3)	(23.0)	(4.9)	(27.9)	(19.7)	(47.6)
Investments in capitalized software	(3.9)	(6.7)	(10.6)	(4.9)	(15.5)	(7.2)	(22.7)
Proceeds from disposition of property, plant and equipment	3.8	1.2	5.0	—	5.0	—	5.0
Net cash used for investing activities	(10.8)	(17.8)	(28.6)	(9.8)	(38.4)	(26.9)	(65.3)
Cash flows from financing activities:
Borrowings from ABL revolving credit facility	113.4	138.4	251.8	130.0	381.8	110.0	491.8
Repayments of ABL revolving credit facility	(172.8)	(188.3)	(361.1)	(101.1)	(462.2)	(129.0)	(591.2)
Proceeds from issuance of long term debt, net	—	114.2	114.2	—	114.2	—	114.2
Net cash (used for) provided by financing activities	(59.4)	64.3	4.9	28.9	33.8	(19.0)	14.8
Effect of exchange rate changes on cash and cash equivalents	1.4	(1.1)	0.3	(3.4)	(3.1)	4.5	1.4
(Decrease) increase in cash, cash equivalents, and restricted cash	(102.5)	(2.5)	(105.0)	39.2	(65.8)	74.2	8.4
Beginning cash, cash equivalents, and restricted cash	225.3	122.8	225.3	120.3	225.3	159.5	225.3
Ending cash, cash equivalents, and restricted cash	$122.8	$120.3	$120.3	$159.5	$159.5	$233.7	$233.7
Changes in operating working capital
Accounts receivable	$56.3	$(67.8)	$(11.5)	$53.9	$42.4	$(2.6)	$39.8
Inventories	(3.1)	37.7	34.6	8.6	43.2	42.3	85.5
Other current assets	(28.2)	(5.7)	(33.9)	1.6	(32.3)	(9.3)	(41.6)
Accounts payable	(64.2)	(41.9)	(106.1)	(55.3)	(161.4)	20.6	(140.8)
Accrued expenses	18.0	(10.9)	7.1	(8.3)	(1.2)	36.0	34.8
Income taxes	9.3	10.6	19.9	(14.8)	5.1	(19.2)	(14.1)
Total changes in operating working capital	$(11.9)	$(78.0)	$(89.9)	$(14.3)	$(104.2)	$67.8	$(36.4)

Vertiv Holdings, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited)

2018 Quarterly Data

(In Millions)	Three months ended March 31, 2018	Three months ended June 30, 2018	Six months ended June 30, 2018	Three months ended September 30, 2018	Nine months ended September, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Cash flows from operating activities:
Net earnings (loss)	$(62.0)	$(214.6)	$(276.6)	$2.3	$(274.3)	$(39.7)	$(314.0)
Adjustments to reconcile net earnings (loss) to net cash provided by (used by) operating activities:
Depreciation	16.0	16.4	32.4	14.8	47.2	13.2	60.4
Amortization	38.7	40.3	79.0	38.7	117.7	38.9	156.6
Deferred income taxes	(21.1)	116.5	95.4	(105.5)	(10.1)	(30.2)	(40.3)
Amortization of debt discount and issuance costs	6.2	6.1	12.3	6.5	18.8	6.7	25.5
Gain on sale of business	—	(7.4)	(7.4)	—	(7.4)	0.5	(6.9)
Changes in operating working capital	(138.9)	(11.6)	(150.5)	(9.2)	(159.7)	49.7	(110.0)
Other	6.2	(11.3)	(5.1)	21.3	16.2	(9.4)	6.8
Net cash (used for) provided by operating activities	(154.9)	(65.6)	(220.5)	(31.1)	(251.6)	29.7	(221.9)
Cash flows from investing activities:
Capital expenditures	(12.9)	(17.5)	(30.4)	(14.6)	(45.0)	(19.6)	(64.6)
Investments in capitalized software	(2.4)	(5.7)	(8.1)	(19.6)	(27.7)	(13.5)	(41.2)
Proceeds from disposition of property, plant and equipment	—	—	—	—	—	18.0	18.0
Acquisition of business, net of cash acquired	(121.2)	(3.1)	(124.3)	—	(124.3)	—	(124.3)
Sale of business	—	4.4	4.4	—	4.4	—	4.4
Net cash used for investing activities	(136.5)	(21.9)	(158.4)	(34.2)	(192.6)	(15.1)	(207.7)
Cash flows from financing activities:
Borrowings from ABL revolving credit facility	155.0	110.0	265.0	150.8	415.8	149.3	565.1
Repayments of ABL revolving credit facility	(40.0)	(130.0)	(170.0)	(100.0)	(270.0)	(50.0)	(320.0)
Net cash provided by (used for) financing activities	115.0	(20.0)	95.0	50.8	145.8	99.3	245.1
Effect of exchange rate changes on cash and cash equivalents	4.9	1.0	5.9	3.9	9.8	1.8	11.6
(Decrease) increase in cash, cash equivalents, and restricted cash	(171.5)	(106.5)	(278.0)	(10.6)	(288.6)	115.7	(172.9)
Beginning cash, cash equivalents, and restricted cash	398.2	226.7	398.2	120.2	398.2	109.6	398.2
Ending cash, cash equivalents, and restricted cash	$226.7	$120.2	$120.2	$109.6	$109.6	$225.3	$225.3
Changes in operating working capital
Accounts receivable	$(21.7)	$(39.6)	$(61.3)	$(35.3)	$(96.6)	$(43.0)	$(139.6)
Inventories	(43.0)	(9.6)	(52.6)	(25.9)	(78.5)	4.8	(73.7)
Other current assets	(9.8)	1.6	(8.2)	(2.6)	(10.8)	(55.7)	(66.5)
Accounts payable	(36.2)	58.6	22.4	28.2	50.6	51.3	101.9
Accrued expenses	(8.2)	(32.6)	(40.8)	28.5	(12.3)	62.5	50.2
Income taxes	(20.0)	10.0	(10.0)	(2.1)	(12.1)	29.8	17.7
Total changes in operating working capital	$(138.9)	$(11.6)	$(150.5)	$(9.2)	$(159.7)	$49.7	$(110.0)

Vertiv Holdings, LLC

Reconciliation from Net loss to EBITDA and adjusted EBITDA

2019 Quarterly Data

(In millions)

(In millions)	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Net earnings (loss)	$(74.3)	$(18.9)	$(13.7)	$(33.9)	$(140.8)
Interest expense	77.8	78.7	77.7	76.2	310.4
Income tax expense	18.5	16.0	(3.6)	5.6	36.5
Depreciation and amortization	49.6	51.0	51.3	51.1	202.9
EBITDA	$71.6	$126.8	$111.7	$99.0	$409.0
Cost to achieve operational initiatives	11.1	10.1	13.4	17.2	51.8
Digital project implementation costs	16.2	8.5	8.0	12.0	44.7
Transition costs	5.4	3.6	6.4	0.7	16.1
Foreign currency (gains) / losses	3.5	(5.3)	(4.8)	5.2	(1.4)
Acquisition costs	—	—	—	0.5	0.5
Advisory fee	1.3	2.4	1.2	1.3	6.2
Impact of purchase accounting	0.5	0.4	0.6	0.5	2.0
Loss on asset disposals	0.4	0.1	(0.3)	0.2	0.5
Reserve for warranty item	—	—	—	4.4	4.4
Inventory adjustment	—	—	—	7.7	7.7
Total adjustments	38.4	19.8	24.5	49.7	132.5
Adjusted EBITDA	$110.0	$146.6	$136.2	$148.7	$541.5

Adjustments by financial statement line item:

	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Net sales	$0.5	$0.4	$0.6	$0.5	$2.0
Cost of sales	0.6	0.1	0.2	11.1	12.1
Selling, general and administrative expenses	32.7	21.9	22.7	23.2	100.5
Other deductions, net	4.6	(2.6)	1.0	14.9	17.9
Total adjustments	$38.4	$19.8	$24.5	$49.7	$132.5

Vertiv Holdings, LLC

Reconciliation from Net loss to EBITDA and adjusted EBITDA

2018 Quarterly Data

(In millions)

	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Net earnings (loss)	$(62.0)	$(214.5)	$2.2	$(39.7)	$(314.0)
Earnings (loss) from discontinued operations - net of income tax	—	7.4	—	(0.5)	6.9
Earnings (loss) from continuing operations	$(62.0)	$(221.9)	$2.2	$(39.2)	$(320.9)
Interest expense	68.3	71.3	73.9	75.3	288.8
Income tax (benefit) expense	(45.2)	158.6	(81.1)	17.7	49.9
Depreciation and amortization	54.7	56.7	53.5	52.1	217.0
EBITDA	$15.8	$64.7	$48.5	$105.9	$234.8
Cost to achieve operational initiatives	26.8	23.6	16.9	32.6	99.9
Digital project implementation costs	17.0	19.7	16.5	22.3	75.5
Transition costs	16.5	22.2	14.4	17.6	70.7
Foreign currency (gains) / losses	3.9	(4.3)	0.6	(5.6)	(5.4)
Contingent consideration	1.5	1.5	18.7	(31.7)	(10.0)
Acquisition costs	—	—	7.1	—	7.1
Advisory fee	1.3	1.3	1.2	1.2	5.0
Impact of purchase accounting	1.0	1.0	1.0	2.9	5.9
Reserve for customer dispute	—	4.0	—	3.3	7.3
Loss on asset disposals	0.2	—	2.8	0.1	3.1
Reserve for warranty item	—	—	—	8.5	8.5
Total adjustments	68.2	69.0	79.2	51.2	267.6
Adjusted EBITDA	$84.0	$133.7	$127.7	$157.1	$502.4

Adjustments by financial statement line item:

	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Net sales	$1.0	$1.0	$1.0	$1.0	$4.0
Cost of sales	2.0	2.7	8.6	13.1	26.4
Selling, general and administrative expenses	44.9	62.2	34.9	58.3	200.4
Other deductions, net	20.3	3.1	34.7	(21.2)	36.8
Total adjustments	$68.2	$69.0	$79.2	$51.2	$267.6

Vertiv Holdings, LLC

Reconciliation of Net Cash Provided By (Used For) Operating Activities to Free Cash Flow

(In millions)

Quarterly Data

	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Net cash provided by (used for) operating activities	$(33.7)	$(47.9)	$23.5	$115.6	$57.5
Capital expenditures	(10.7)	(12.3)	(4.9)	(19.7)	(47.6)
Investments in capitalized software	(3.9)	(6.7)	(4.9)	(7.2)	(22.7)
Proceeds from disposition of PP&E	3.8	1.2	—	—	5.0
Free cash flow	$(44.5)	$(65.7)	$13.7	$88.7	$(7.8)

	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Net cash provided by (used for) operating activities	$(154.9)	$(65.6)	$(31.1)	$29.7	$(221.9)
Capital expenditures	(12.9)	(17.5)	(14.6)	(19.6)	(64.6)
Investments in capitalized software	(2.4)	(5.7)	(19.6)	(13.5)	(41.2)
Proceeds from disposition of PP&E	—	—	—	18.0	18.0
Free cash flow	$(170.2)	$(88.8)	$(65.3)	$14.6	$(309.7)

Vertiv Holdings, LLC

Reconciliation of Segment EBIT to Adjusted EBITDA by Region

2019 Quarterly Data

(In millions)

(A) Segment EBIT (per FN17, Segment Information)
	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Three months ended December 31, 2019	Year ended December 31, 2019
Americas	$87.1	$101.1	$82.4	$83.7	$354.3
APAC	20.4	46.2	50.2	33.2	150.0
EMEA	20.6	16.7	19.5	7.5	64.3
Corporate	(106.1)	(88.2)	(91.7)	(76.5)	(362.5)
Earnings before interest and taxes	$22.0	$75.8	$60.4	$47.9	$206.1
Interest expense, net	(77.8)	(78.7)	(77.7)	(76.2)	(310.4)
Loss before taxes	$(55.8)	$(2.9)	$(17.3)	$(28.3)	$(104.3)

(B) Depreciation and Amortization
Americas	$30.9	$30.7	$29.8	$30.8	$122.2
APAC	9.0	8.9	8.7	8.8	35.4
EMEA	5.9	5.9	5.9	6.3	24.0
Corporate	3.8	5.5	6.9	5.1	21.3
Total	$49.6	$51.0	$51.3	$51.0	$202.9

(C) EBITDA Adjustments
Americas	$6.6	$4.3	$7.9	$27.8	$46.6
APAC	5.4	(1.4)	(2.4)	17.1	18.7
EMEA	5.7	5.8	4.6	19.8	35.9
Corporate	20.8	11.2	14.3	(15.0)	31.3
Total	$38.5	$19.9	$24.4	$49.7	$132.5

(A) + (B) + (C) = Adjusted EBITDA
Americas	$124.6	$136.1	$120.1	$142.3	$523.1
APAC	34.8	53.7	56.5	59.1	204.1
EMEA	32.2	28.4	30.0	33.6	124.2
Corporate	(81.5)	(71.5)	(70.5)	(86.3)	(309.9)
Total	$110.1	$146.7	$136.1	$148.7	$541.5

Vertiv Holdings, LLC

Reconciliation of Segment EBIT to Adjusted EBITDA by Region

2018 Quarterly Data

(In millions)

(A) Segment EBIT (per FN17, Segment Information)
	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year ended December 31, 2018
Americas	$60.6	$91.4	$70.2	$78.8	$301.0
APAC	17.4	36.6	38.9	43.7	136.6
EMEA	(5.3)	10.7	7.0	17.4	29.8
Corporate	(111.6)	(130.7)	(121.1)	(86.1)	(449.6)
Earnings before interest and taxes	$(38.9)	$8.0	$(5.0)	$53.8	$17.8
Interest expense, net	(68.3)	(71.3)	(73.9)	(75.3)	(288.8)
Loss before taxes	$(107.2)	$(63.3)	$(78.9)	$(21.5)	$(271.0)

(B) Depreciation and Amortization
Americas	$32.2	$34.3	$32.1	$32.1	$130.7
APAC	10.0	9.9	9.4	8.5	37.8
EMEA	9.9	9.6	9.0	7.3	35.8
Corporate	2.6	2.9	3.0	4.2	12.7
Total	$54.7	$56.7	$53.5	$52.1	$217.0

(C) EBITDA Adjustments
Americas	$14.0	$13.1	$23.9	$12.7	$63.7
APAC	6.0	1.9	2.0	6.9	16.8
EMEA	10.1	2.3	7.1	24.2	43.7
Corporate	38.1	51.7	46.1	7.4	143.4
Total	$68.2	$69.0	$79.1	$51.2	$267.6

(A) + (B) + (C) = Adjusted EBITDA
Americas	$106.8	$138.8	$126.2	$123.6	$495.4
APAC	33.4	48.4	50.3	59.1	191.2
EMEA	14.7	22.6	23.1	48.9	109.3
Corporate	(70.9)	(76.1)	(72.0)	(74.5)	(293.5)
Total	$84.0	$133.7	$127.6	$157.1	$502.4

Vertiv Holdings, LLC

Sales by Product and Service Offering

Quarterly Data

(In millions)

	Three months ended March 31
	2019	2018	Δ	Δ %	Organic Δ %
Americas:
Infrastructure & solutions	$359.4	$284.3	$75.1	26.4%	27.5%
Services & software solutions	152.2	157.5	(5.3)	(3.4)%	(3.0)%
IT & Edge infrastructure	42.8	56.6	(13.8)	(24.4)%	(24.4)%
	$554.4	$498.4	$56.0	11.2%	11.9%
Asia Pacific:
Infrastructure & solutions	$138.4	$134.6	$3.8	2.8%	8.8%
Services & software solutions	85.2	83.8	1.4	1.7%	7.6%
IT & Edge infrastructure	35.4	37.1	(1.7)	(4.6)%	0.8%
	$259.0	$255.5	$3.5	1.4%	7.2%
EMEA:
Infrastructure & solutions	$141.0	$99.5	$41.5	41.7%	51.8%
Services & software solutions	68.6	62.7	5.9	9.4%	17.4%
IT & Edge infrastructure	31.8	34.6	(2.8)	(8.1)%	(2.3)%
	$241.4	$196.8	$44.6	22.7%	31.3%
Total:
Infrastructure & solutions	$638.8	$518.4	$120.4	23.2%	27.3%
Services & software solutions	306.0	304.0	2.0	0.7%	4.1%
IT & Edge infrastructure	110.0	128.3	(18.3)	(14.3)%	(11.1)%
	$1,054.8	$950.7	$104.1	10.9%	14.7%

	Three months ended June 30
	2019	2018	Δ	Δ %	Organic Δ %
Americas:
Infrastructure & solutions	$346.8	$307.4	$39.4	12.8%	13.3%
Services & software solutions	165.7	165.9	(0.2)	(0.1)%	0.1%
IT & Edge infrastructure	62.6	64.9	(2.3)	(3.5)%	(3.5)%
	$575.1	$538.2	$36.9	6.9%	7.2%
Asia Pacific:
Infrastructure & solutions	$194.6	$196.4	$(1.8)	(0.9)%	4.1%
Services & software solutions	86.8	88.4	(1.6)	(1.8)%	3.2%
IT & Edge infrastructure	41.9	40.2	1.7	4.2%	9.5%
	$323.3	$325.0	$(1.7)	(0.5)%	4.5%
EMEA:
Infrastructure & solutions	$131.2	$125.7	$5.5	4.4%	10.4%
Services & software solutions	73.4	61.4	12.0	19.5%	26.5%
IT & Edge infrastructure	31.1	35.7	(4.6)	(12.9)%	(7.8)%
	$235.7	$222.8	$12.9	5.8%	11.9%
Total:
Infrastructure & solutions	$672.6	$629.5	$43.1	6.8%	9.9%
Services & software solutions	325.9	315.7	10.2	3.2%	6.1%
IT & Edge infrastructure	135.6	140.8	(5.2)	(3.7)%	(0.9)%
	$1,134.1	$1,086.0	$48.1	4.4%	7.4%

	Three months ended September 30
	2019	2018	Δ	Δ %	Organic Δ %
Americas:
Infrastructure & solutions	$321.9	$329.2	$(7.3)	(2.2)%	(1.9)%
Services & software solutions	179.8	169.2	10.6	6.3%	5.9%
IT & Edge infrastructure	44.0	54.8	(10.8)	(19.7)%	(17.0)%
	$545.7	$553.2	$(7.5)	(1.4)%	(1.0)%
Asia Pacific:
Infrastructure & solutions	201.5	185.1	16.4	8.9%	11.0%
Services & software solutions	78.4	81.7	(3.3)	(4.0)%	(2.2)%
IT & Edge infrastructure	43.8	52.3	(8.5)	(16.3)%	(14.3)%
	$323.7	$319.1	$4.6	1.4%	3.5%
EMEA:
Infrastructure & solutions	$104.1	$106.4	$(2.3)	(2.2)%	1.6%
Services & software solutions	67.0	61.2	5.8	9.5%	14.4%
IT & Edge infrastructure	30.2	37.4	(7.2)	(19.3)%	(16.6)%
	$201.3	$205.0	$(3.7)	(1.8)%	2.1%
Total:
Infrastructure & solutions	$627.5	$620.7	$6.8	1.1%	2.5%
Services & software solutions	325.2	312.1	13.1	4.2%	5.5%
IT & Edge infrastructure	118.0	144.5	(26.5)	(18.3)%	(15.9)%
	$1,070.7	$1,077.3	$(6.6)	(0.6)%	0.9%

	Three months ended December 31
	2019	2018	Δ	Δ %	Organic Δ %
Americas:
Infrastructure & solutions	$327.4	$325.5	$1.9	0.6%	1.0%
Services & software solutions	181.7	177.2	4.5	2.5%	2.8%
IT & Edge infrastructure	44.6	53.1	(8.5)	(16.0)%	(15.1)%
	$553.7	$555.8	$(2.1)	(0.4)%	0.1%
Asia Pacific:
Infrastructure & solutions	228.5	207.8	20.7	10.0%	10.7%
Services & software solutions	85.4	85.2	0.2	0.2%	0.8%
IT & Edge infrastructure	58.0	51.6	6.4	12.4%	14.3%
	$371.9	$344.6	$27.3	7.9%	8.8%
EMEA:
Infrastructure & solutions	$137.9	$149.9	$(12.0)	(8.0)%	(5.3)%
Services & software solutions	74.5	81.9	(7.4)	(9.0)%	(6.6)%
IT & Edge infrastructure	33.5	39.4	(5.9)	(15.0)%	(15.0)%
	$245.9	$271.2	$(25.3)	(9.3)%	(7.1)%
Total:
Infrastructure & solutions	$693.8	$683.2	$10.6	1.6%	2.6%
Services & software solutions	341.6	344.3	(2.7)	(0.8)%	0.1%
IT & Edge infrastructure	136.1	144.1	(8.0)	(5.6)%	(4.5)%
	$1,171.5	$1171.6	$(0.1)	—%	1.0%